                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                           ENCORE ACQUISITION COMPANY

                Offer to Exchange its 8 3/8% Senior Subordinated
               Notes due 2012 which have been registered under the
                         Securities Exchange Act of 1933
                       for any and all of its outstanding
                    8 3/8% Senior Subordinated Notes due 2012
                that were issued and sold in a transaction exempt
                   from registration under the Securities Act

                Pursuant to the Prospectus dated          , 2002

This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 8 3/8% Senior Subordinated Notes due 2012 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to Wells Fargo Bank, National Association (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 2002, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  The Exchange Agent for the Exchange Offer is:

                     Wells Fargo Bank, National Association

    By Hand or Overnight Delivery:             Facsimile Transmissions           By Registered or Certified Mail:
                                             (Eligible Institutions Only):
           Wells Fargo Bank,                      Wells Fargo Bank,                     Wells Fargo Bank,
         National Association                    National Association                  National Association
      Corporate Trust Operations                    (612) 667-4927                  Corporate Trust Operations
             MAC N9303-121                            Attention:                          MAC N9303-121
          Sixth and Marquette                  To Confirm by Telephone                    P.O. Box 1517
         Minneapolis, MN 55479                 or for Information Call:             Minneapolis, MN 55480-1517
                                                   (800) 344-5128

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Encore Acquisition Company, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated , 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

 Aggregate Principal Amount:
                            -----------------------------------------

Amount Tendered: $
                  ---------------------------------------------------
             (must be in denominations of a principal amount of $1,000.)

Name(s) of Registered Holder(s):
                                 --------------------------------------

Certificate No(s):
                   ----------------------------------------------------

Total Principal Amount
  Represented by Certificate(s):  $
                                   ------------------------------------

If Old Notes will be tendered by book-entry transfer, please provide the following information:

DTC Account Number:
                     --------------------------------------------------

Date:
       -----------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

------------------------------------    ----------------------------------------


------------------------------------    ----------------------------------------
   Signature(s) of Owner(s) or                           Date
     Authorized Signatory


 Area Code and Telephone Number:
                                 --------------------------------------

         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

Please print name(s) and address(es) below:


Name(s):
        ------------------------------------------------------

Capacity:
         -----------------------------------------------------

Address(es):
            --------------------------------------------------

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or "an eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the Expiration Date.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.




------------------------------------    ----------------------------------------
           Name of Firm                          Authorized Signature


------------------------------------    ----------------------------------------
             Address                                    Title

                                         Name
------------------------------------         -----------------------------------
            Zip Code                                (Please Type or Print)

------------------------------------    ----------------------------------------
   Area Code and Telephone Number                        Date


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.